                                                        EXHIBIT 1.A.(3)(D)(V)(B)

                                   SCHEDULE A
                                   ----------


            NAME OF SEPARATE ACCOUNT
            AND DATE ESTABLISHED BY        CONTRACTS FUNDED BY
            BOARD OF DIRECTORS             SEPARATE ACCOUNT                 DESIGNATED PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
            Pruco Life Flexible Premium    Discovery Select                 T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Annuity Account                Annuity Contract                 - T. Rowe Price International Stock
            est. June 16, 1995                                                 Portfolio

                                                                            T. Rowe Price Equity Series, Inc.
                                                                            ---------------------------------
                                                                            - T. Rowe Price Equity Income Portfolio


            Pruco Life Flexible Premium    Discovery Choice                 T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Annuity Account                Annuity Contract                 - T. Rowe Price International Stock
            est. June 16, 1995                                                 Portfolio

                                                                            T. Rowe Price Equity Series, Inc.
                                                                            ---------------------------------
                                                                            - T. Rowe Price Equity Income Portfolio


            Pruco Life Variable            Variable Universal Life          T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Appreciable Account            Insurance Policy                 - T. Rowe Price International Stock
            est. January 13, 1984                                              Portfolio


            Pruco Life Variable            Pruselect I Variable             T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Universal Account              Universal Life Policy            - T. Rowe Price International Stock
            est. April 17, 1989                                                Portfolio


            Pruco Life Variable            Pruselect II Variable            T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Universal Account              Universal Life Policy            - T. Rowe Price International Stock
            est. April 17, 1989                                                Portfolio

            Pruco Life Variable            Pruselect III Variable           T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Universal Account              Universal Life Policy            - T. Rowe Price International Stock
            est. April 17, 1989                                                Portfolio

            Pruco Life Variable            Survivorship Variable            T. Rowe Price International Series, Inc.
                                                                            ----------------------------------------
            Universal Account              Universal Life Policy            - T. Rowe Price International Stock
            est. April 17, 1989                                                Portfolio



          IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 8th day of July, 1996. This amendment shall be effective as of the 1st day of April, 2000.


COMPANY:                             PRUCO LIFE INSURANCE COMPANY

                                     By its authorized officer

                                     By:  /s/ Esther H. Milnes
                                          -------------------------------
                                     Title:   President
                                            -----------------------------
                                     Date:   4/3/00
                                            -----------------------------

FUND:                                T. ROWE PRICE EQUITY SERIES, INC.

                                     By its authorized officer

                                     By: /s/
                                          -------------------------------
                                     Title:  Vice President
                                            -----------------------------
                                     Date:  3/31/00
                                           ------------------------------

FUND:                                T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                     By its authorized officer

                                     By: /s/
                                         -------------------------------
                                     Title:  Vice President
                                           -----------------------------
                                     Date:  3/31/00
                                          -------------------------------

UNDERWRITER:                         T. ROWE PRICE INVESTMENT SERVICES, INC.

                                     By its authorized officer

                                     By: /s/
                                         -------------------------------
                                     Title:  Vice President
                                             ----------------------------
                                     Date:  3/30/00
                                            -----------------------------